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Exhibit 23.2

INDEPENDENT AUDITOR'S CONSENT

        We consent to the use in this Registration Statement of Van Nuys Studios, Inc. on Amendment 5 to Form SB-2 of our report, dated August 30, 2003, appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to our Firm under the captions "Experts" in such Prospectus.

/s/ KABANI & COMPANY, INC. KABANI & COMPANY, INC. CERTIFIED PUBLIC ACCOUNTANTS
Fountain Valley, California July 29, 2003

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  Exhibit 23.2
INDEPENDENT AUDITOR'S CONSENT